UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2005

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-84976
(Commission File Number)

98-0358040
(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

Inapplicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On July 19, 2005, we decided to engage new auditors as our independent accountants to audit our financial statements. Our Board of Directors approved the change of accountants to Mintz and Partners LLP, an independent registered firm of Certified Public Accountants.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Lopez, Blevins, Bork & Associates, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Lopez, Blevins, Bork & Associates, LLP, for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals, except that Lopez, Blevins, Bork & Associates, LLP expressed in their report substantial doubt about our ability to continue as a going concern. The decision to change accountants was based on the determination by

2

the Board of Directors that such a step was necessary in order that our auditors be located in the same region as our head offices and as such be more accessible to the company.

We provided Lopez, Blevins, Bork & Associates, LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Lopez, Blevins, Bork & Associates, LLP dated July 19, 2005 is filed as Exhibit 16 to this Form 8-K.

We have engaged the firm of Mintz and Partners LLP, as of July 19, 2005. Mintz and Partners LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01. Financial Statements and Exhibits.

(c) EXHIBITS

16.1 Letter from Lopez, Blevins, Bork & Associates, LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

/s/ Barry Lamperd

Barry Lamperd
President

Date: July 21, 2005

3

Exhibit 16.1

July 19, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Lamperd Less Lethal Inc.

Commission File Number 333-84976

We have read the statements that we understand Lamperd Less Lethal Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,

/s/ Lopez, Blevins, Bork & Associates, LLP

Lopez, Blevins, Bork & Associates, LLP